                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 31, 1999

                       UNION PACIFIC RESOURCES GROUP INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     UTAH                          1-13916                       13-2647483

(STATE OR OTHER                  (COMMISSION                   (IRS EMPLOYER
JURISDICTION OF                  FILE NUMBER)                IDENTIFICATION NO.)
INCORPORATION)

              777 MAIN STREET, FORT WORTH, TEXAS         76102

           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

   REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE     817-321-6000


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                 NOT APPLICABLE



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 31, 1999, Union Pacific Resources Group Inc. ("Registrant" or "Company") and Duke Energy Field Services Inc. ("Duke") completed the previously announced sale to Duke of the Registrant's domestic natural gas gathering, processing, pipeline and marketing business ("GPM") for $1.35 billion. The sales price was determined in an arms length negotiation with Duke following a competitive bid process. Prior to closing, under a process provided for in the Merger and Purchase Agreement, Duke asserted environmental claims for costs to remediate alleged environmental conditions related to the GPM Assets. These environmental claims are in excess of a $40 million deductible that Duke has assumed for environmental conditions. Registrant has the right to contest such claims through arbitration. If it is determined that there are valid environmental claims in excess of the $40 million deductible, then Registrant will be required to pay Duke such excess amount. The transaction includes five-year contracts under which Duke will market most of the Registrant's natural gas and natural gas liquids ("NGL") production and an agreement whereby Duke will gather and process the Registrant's domestic gas production for the productive life of a field or for 10 years. The proceeds from the sale will be used to reduce the Registrant's debt.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(b)  Pro Forma Financial Information.

The unaudited pro forma consolidated statement of financial position and the unaudited pro forma consolidated statement of income have been prepared to give effect to certain transactions as described below.

The unaudited pro forma consolidated statement of financial position of the Company as of December 31, 1998, has been prepared to give effect to the sale of the GPM segment as if the sale had occurred on December 31, 1998.

The unaudited pro forma consolidated statement of income of the Company for the year ended December 31, 1998, has been prepared to give effect to the sale of the GPM segment as if the sale had occurred on January 1, 1998.

In addition, the unaudited pro forma consolidated statement of income has been prepared to give effect to the March 3, 1998, acquisition of Norcen Energy Resources Limited ("Norcen") as if the acquisition had occurred on January 1, 1998. The historical results of Norcen for the two months ended February 28, 1998, were adjusted for conversion to U.S. generally accepted accounting principles and for the application of successful efforts method of accounting for oil and gas operations.

The unaudited pro forma financial statements included herein are not necessarily indicative of the results that might have occurred had the transaction and other events taken place at the beginning of the period specified and are not intended to be a projection of future results. In addition, future results may vary significantly from the results reflected in the accompanying unaudited pro forma combined financial statements because of normal production declines, changes in product prices, future acquisitions and



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divestitures, future development and exploration activities, and other factors beyond the control of the Company.

The following unaudited pro forma financial statements should be read in conjunction with the Consolidated Financial Statements (and related notes) of the Company in its Annual Report on Form 10-K for the year ended December 31, 1998.


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                       UNION PACIFIC RESOURCES GROUP INC.
        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                             As of December 31, 1998
                                  (in millions)



                                                                    Pro Forma     Pro Forma
                                                      Historical   Adjustments   As Adjusted
                                                      ----------   -----------   -----------
      Assets                                                           (a)
      ------
Current assets:
Cash and temporary investments                         $     8.8                 $     8.8
Accounts receivable                                        261.0                     261.0
Inventories                                                 64.6                      64.6
Other current assets                                       107.0                     107.0
                                                       ---------                 ---------
     Total current assets                                  441.4                     441.4

Properties - cost                                       11,078.2                  11,078.2
Accumulated depreciation, depletion and amortization    (4,984.9)                 (4,984.9)
                                                       ---------                 ---------
     Total properties - net                              6,093.3           --      6,093.3

Intangible and other assets                                180.8                     180.8
Net assets of discontinued operations                      926.9       (926.9)          --
                                                       ---------                 ---------

     Total assets                                      $ 7,642.4                 $ 6,715.5
                                                       =========                 =========

Liabilities and Shareholders' Equity

Current liabilities:
Accounts payable                                       $   270.5                 $   270.5
Accrued taxes payable                                       64.9        238.3        303.2
Other current liabilities                                  157.5                     157.5
Short-term debt                                            853.8       (851.9)         1.9
                                                       ---------    ---------    ---------
     Total current liabilities                           1,346.7       (613.6)       733.1

Debt due after one year                                  3,744.9       (310.1)     3,434.8
Deferred income taxes                                    1,291.6       (151.3)     1,140.3
Other long-term liabilities                                531.0                     531.0
Shareholders' equity                                       728.2        148.1        876.3
                                                       ---------                 ---------

     Total liabilities and shareholders' equity        $ 7,642.4                 $ 6,715.5
                                                       =========                 =========

         See accompanying notes to unaudited pro forma consolidated financial statements.




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

                       UNION PACIFIC RESOURCES GROUP INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1998
                     (in millions, except per share amounts)


                                                            Two Months Adjustments
                                                           ------------------------
                                                             Norcen       Purchase         Adjusted     Pro Forma        Pro Forma
                                             Historical    Operations    Accounting       Historical    Adjustments     As Adjusted
                                             ----------    ----------    ----------       ----------    -----------     -----------
                                                               (b)

Operating revenues:
       Producing properties                  $  1,539.2    $    102.8    $     (3.0)(c)   $  1,639.0                     $  1,639.0
       Other oil and gas revenues                 160.7            --            --            160.7                          160.7
                                             ----------    ----------    ----------       ----------
       Minerals                                   141.1            --            --            141.1                          141.1
                                             ----------    ----------    ----------       ----------
          Total operating revenues              1,841.0         102.8          (3.0)         1,940.8                        1,940.8
                                             ----------    ----------    ----------       ----------
Operating expenses:
   Production                                     444.3          28.1            --            472.4                          472.4
   Exploration                                    339.0          13.5            --            352.5                          352.5
   Minerals                                         3.5            --            --              3.5                            3.5
   Depreciation, depletion and amortization     2,125.6          45.4          39.8 (d)      2,210.8                        2,210.8
   General and administrative                     104.8           4.2            --            109.0                          109.0
   Restructuring charge                            17.0            --            --             17.0                           17.0
                                             ----------    ----------    ----------       ----------
          Total operating expenses              3,034.2          91.2          39.8          3,165.2                        3,165.2
                                             ----------    ----------    ----------       ----------                     ----------

Operating income (loss)                        (1,193.2)         11.6         (42.8)        (1,224.4)                      (1,224.4)
Other income (expense) - net                      (45.3)           --            --            (45.3)                         (45.3)
Interest expense                                 (249.8)         (8.1)        (26.4)(e)       (284.3)         69.7 (g)       (214.6)
                                             ----------    ----------    ----------       ----------    ----------       ----------

Income (loss) before income taxes              (1,488.3)          3.5         (69.2)        (1,554.0)         69.7         (1,484.3)
Income taxes (expense) benefit                    605.2          (2.1)         26.3 (f)        629.4         (25.8)(f)        603.6
                                             ----------    ----------    ----------       ----------    ----------       ----------

Income (loss) from continuing operations     $   (883.1)   $      1.4    $    (42.9)      $   (924.6)   $     43.9       $   (880.7)
                                             ==========    ==========    ==========       ==========    ==========       ==========

       Earnings per share:
       Continuing operations - basic         $    (3.57)                                                                 $    (3.56)
       Continuing operations - diluted       $    (3.57)                                                                 $    (3.56)

       Weighted average shares
          outstanding - basic and diluted         247.7                                                                       247.7


       See accompanying notes to unaudited pro forma consolidated financial statements.







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                       UNION PACIFIC RESOURCES GROUP INC.
                          NOTES TO UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS

1. Basis of Presentation

In accordance with the Merger and Purchase Agreement between the Company and Duke, the Company sold its GPM segment to Duke for $1.35 billion.

The unaudited pro forma consolidated statement of financial position of the Company as of December 31, 1998, has been prepared to give effect to the sale of the GPM segment and the Company's decrease in debt as if such transactions had occurred on December 31, 1998. Prior to the sale, the GPM segment had been classified as net assets held for sale.

The unaudited pro forma consolidated statement of income of the Company for the year ended December 31, 1998, has been prepared to give effect to the sale and certain other events described below as if such events had occurred on January 1, 1998.

The Historical columns included in these unaudited pro forma financial statements represent the consolidated statement of financial position of the Company as of December 31, 1998, and the consolidated statement of income of the Company for the year ended December 31, 1998, as included in the Company's Annual Report on Form 10-K.

2. Pro Forma Entries

The following adjustments are included in the preparation of the pro forma financial statements:

(a) To reflect the sale of the GPM segment to Duke. In accordance with APB No. 30, the assets and liabilities of the GPM segment were classified as net assets held for sale.

(b) On March 3, 1998, UPR completed the acquisition of Norcen. This column reflects the historical results of Norcen for the two months ended February 28, 1998, as adjusted for conversion to generally accepted accounting principles of the United States and for the application of the successful efforts method of accounting for oil and gas operations, and to U.S. dollars using the January and February 1998 average foreign currency exchange rates.

(c) To amortize the value of Norcen marketing and transportation contracts and derivative positions recorded at fair value as of the date of the acquisition of Norcen.

(d) To increase depreciation, depletion and amortization expense for the additional basis allocated to the oil and gas properties acquired and accounted for using the successful efforts method of accounting.

(e) To record additional interest expense resulting from the borrowing of the funds necessary to consummate the acquisition of Norcen, using an incremental borrowing rate of six percent.

(f) To adjust income tax expense for pro forma adjustments by tax jurisdiction.

(g) To reduce interest expense to reflect the paydown of debt with the net proceeds from the sale of the GPM segment, using an incremental borrowing rate of six percent.



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


3. Income Taxes

The Company will continue to account for income taxes in accordance with the provisions of SFAS No. 109. The Company will prepare separate tax calculations for each tax jurisdiction in which the Company will be subject to income taxes.

4. Earnings per Share

Earnings per share is computed in accordance with SFAS No. 128, "Earnings Per Share" ("EPS"). Basic EPS excludes dilution and is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock.


(c) Exhibits. Exhibits not incorporated herein by reference to a prior filing are designated by an asterisk (*) and are filed herewith.

         Exhibit No.    Exhibit

         10.1(a) Merger and Purchase Agreement, dated November 20, 1998, among Union Pacific Resources Company, Union Pacific Fuels, Inc., Duke Energy Services, Inc. and DEFS Merger Sub Corp (incorporated herein by reference to Exhibit 10.23(a) to the Company's Annual Report on Form 10-K for the year ended December 31, 1998).

         10.1(b) Amendment, dated February 1, 1999, to Merger and Purchase Agreement, dated November 20, 1998, among Union Pacific Resources Company, Union Pacific Fuels, Inc., Duke Energy Services, Inc. and DEFS Merger Sub Corp (incorporated herein by reference to Exhibit 10.23(b) to the Company's Annual Report on Form 10-K for the year ended December 31, 1998).

         *10.2 Amendment No. 2, dated March 5, 1999, to Merger and Purchase Agreement, dated November 20, 1998, among Union Pacific Resources Company, Union Pacific Fuels, Inc., Duke Energy Services, Inc. and DEFS Merger Sub Corp.

         99.1 Press Release dated November 22, 1998 (incorporated herein by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed on December 4, 1998).




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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         UNION PACIFIC RESOURCES GROUP INC.

                         /s/ Joseph A. LaSala, Jr.
                         ---------------------------------------------
                         By: Joseph A. LaSala, Jr.
                             Vice President, General Counsel
                             and Secretary

DATED: April 12, 1999


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


                                 AMENDMENT NO. 2
                                       TO
                          MERGER AND PURCHASE AGREEMENT


THIS AMENDMENT NO. 2 TO MERGER AND PURCHASE AGREEMENT (the "Second Amendment") is made as of the fifth day of March, 1999, among Union Pacific Resources Company, a Delaware corporation, Union Pacific Fuels, Inc., a Delaware corporation and a wholly owned subsidiary of Seller, Duke Energy Field Services, Inc., a Colorado corporation, and DEFS Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Buyer.

         WHEREAS, the parties heretofore entered into a Merger and Purchase Agreement dated November 20, 1998 which was amended by the First Amendment dated as of February 1, 1999 (collectively, the "Amended Agreement") (capitalized terms not otherwise defined herein have the same meanings ascribed to such terms in the Amended Agreement);

         WHEREAS, the parties hereto desire to amend the Amended Agreement as described below by entering into this Second Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

         1. In Section 1.01 (Definitions), the definitions for "Merger Price" and "Purchased Assets Purchase Price" are deleted in their entirety and the following substituted in its place:

            "Merger Price" means $1,091,138,000 (the "Base Merger Price"), plus
            (i) Estimated Gas Storage Inventory, plus (ii) the cost incurred subsequent to the date hereof and prior to the Closing of any capital expenditures (allocable to the Assets other than the Purchased Assets) mutually agreed by Buyer and Seller pursuant to
            Section 5.01(b), minus (iii) any adjustment related to Environmental Conditions (allocable to the Assets other than the Purchased Assets) effected prior to the Closing Date as contemplated by Section 8.02(c), minus (iv) any reductions on account of Title Defects with respect to any Asset other than any Purchased Asset pursuant to
            Section 9.02(e)(1)(ii), and minus (v) any reduction pursuant to
            Section 2.07(a).

            "Purchased Assets Purchase Price" means $258,862,000 (the "Base Purchased Assets Purchase Price"), plus (i) the cost incurred subsequent to the date hereof and prior to the Closing of any capital expenditures (allocable to the Purchased Assets) mutually agreed by Buyer and Seller pursuant to Section 5.01(b), minus (ii) any adjustment related to Environmental Conditions (allocable to the Purchased Assets) effected prior to the Closing Date as contemplated by Section 8.02(c), and minus (iii) any reductions on account of Title Defects with respect to any Purchased Asset pursuant to
            Section 9.02(e)(1)(ii).




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

         2. The first sentence of Section 2.03 (Closing) is deleted in its entirety and the following substituted in its place: "The closing (the "CLOSING") of the transactions contemplated by this Agreement shall take place at the offices of Seller, 777 Main Street, Fort Worth, Texas on March 31, 1999, effective as of 11:59 p.m. central time on March 31, 1999, or at such other time or place as Buyer and Seller may agree."

         3. Three new sections are added to Article 7 as follows:

         SECTION 7.11. GULF PLAINS PLANT. With respect to the fire which occurred at the Gulf Plains Gas Plant on November 30, 1998, Seller shall be obligated to pay for the cost and installation of two new compressors to replace the two destroyed compressors and the cost of constructing a new building to house the compressors, whether such payment obligation arises before or after the Closing. Seller shall be entitled to all insurance proceeds and amounts paid by third parties with respect to the fire, whether paid before or after the Closing.

         SECTION 7.12. GAS STORAGE SALES AND PURCHASES. Schedule 7.12 hereto sets forth the storage facilities where Seller has gas in storage. The parties agree that effective March 1, 1999 through the Closing Date ("REIMBURSEMENT PERIOD") the Company may make purchases into and sales from such storage facilities in the ordinary course of business provided, however, that the term of such sales shall not extend beyond the Closing Date. Buyer agrees to pay Seller for all storage gas sold during the Reimbursement Period by paying Seller the Index Price in effect for the storage facility where the gas is sold. Seller agrees to pay Buyer all storage gas purchased during the Reimbursement Period by paying Buyer the Index Price in effect for the storage facility where the gas is purchased. As used herein, the term "Index Price" shall mean the price of gas in effect on the day the gas is delivered to the Company by a seller of such gas or delivered to the company by a seller of such gas or delivered by the Company to a buyer of such gas, as published by Gas Daily in the section and at the index point set forth in Schedule 7.12. Seller shall send Buyer a statement for gas storage sales and purchases, setting forth by storage facility the volumes purchased and sold, and the applicable Index Price. If a net amount on the statement is due Buyer, then Seller shall remit the amount due with the statement. If the net amount on the statement is due Seller, Buyer shall pay Seller within fifteen days of receipt of Seller's statement.

         SECTION 7.13. CERTAIN PLANT EXPENDITURES. Schedule 7.13 hereto lists certain gas plant construction projects and categorizes types of expenses due or to become due to third parties, and adjustments or reimbursements due by third parties. The parties agree that Seller shall be liable for the payment of amounts related to the matters set forth on Schedule 7.13, whether due or paid before or after Closing. The parties further agree that Seller shall be entitled to all amounts received for adjustments and reimbursements related to the matters set forth on Schedule 7.13, whether received before or after Closing by Seller, the Company, a Subsidiary or Buyer provided, in the case of a retention, Seller shall not release or credit such funds to the third party after Closing until authorized to do so by Buyer in accordance with the terms of the applicable purchase order. In some cases, Seller may accept an irrevocable letter of credit from a third party in lieu of a retainer pending







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


         performance testing, which letter of credit, to the extent not issued prior to the date of this amendment, shall be issued on terms and conditions reasonably acceptable to Buyer. Seller will either transfer such letters of credit to Buyer or if not transferable, Seller will exercise such letters of credit in favor of Buyer and remit to Buyer any amounts drawn on the letters of credit upon written notice from Buyer. Such notice will be executed by and contain the same certifications, representations and other statements required by the applicable letter of credit, and Seller shall be entitled to rely conclusively on such notice.

         4. Exhibit B (Restructuring Activities), Schedules 1.01 (1) (Excluded Businesses and Assets) and 1.01(4) (Purchased Assets) are hereby amended and restated in their entirety as attached hereto.

         5. The last sentence of Section 12.01 (Survival) is deleted in its entirety and the following substituted in its place: "Notwithstanding the foregoing, claims for breach of the agreements or representations and warranties contained in Sections 2.01(b), 2.04(a)(1)-(3), 2.05, 3.13, 3.18, 5.02, 5.03,
5.04, Article 6, Sections 7.01, 7.02, 7.04, 7.05, 7.06, 7.07, 7.08, 7.11, 7.12,
7.13, 8.01(b), 8.02(d), 8.03, Article 9, Article 11, this Article 12 and Article 14 shall survive for the full period of any applicable statute of limitations.

         6. This Second Amendment is executed, and shall be considered, as an amendment to the Amended Agreement and shall form a part thereof, and the provisions of the Amended Agreement, as amended by this Second Amendment, are hereby ratified and confirmed in all respects.

         7. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute but one and the same instrument. This Agreement shall become binding only when each party hereto has executed and delivered to the other parties one or more counterparts.


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



         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment or have cause this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                        UNION PACIFIC RESOURCES COMPANY


                                        By:  /s/ JOSEPH A. LASALA
                                             -----------------------------------
                                        Name:    Joseph A. LaSala
                                        Title:   Vice President, General Counsel
                                                 And Corporate Secretary



                                        UNION PACIFIC FUELS, INC.


                                        By:   /s/ KERRY R. BRITTAIN
                                             -----------------------------------
                                        Name:    Kerry R. Brittain
                                        Title:   Vice President



                                        DUKE ENERGY FIELD SERVICES, INC.


                                        By:   /s/ J.W. MOGG
                                             -----------------------------------
                                        Name:    J.W. Mogg
                                        Title:   President


                                        DEFS MERGER SUB CORP.


                                        By:   /s/ J.W. MOGG
                                             -----------------------------------
                                        Name:    J.W. Mogg
                                        Title:   President

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